Dividends	12 Months Ended
Sep. 30, 2023
Dividends
Dividends

Note 28. Dividends

	Consolidated			Parent Entity
$m	2023	2022	2021	2023	2022
Dividends not recognised at year end
Since year end the Directors have proposed the following dividends:
Final dividend 72 cents per share (2022: 64 cents, 2021: 60 cents) all fully franked at 30%	2,527	2,241	2,201	2,527	2,241
Total dividends not recognised at year end	2,527	2,241	2,201	2,527	2,241

The Board has determined a final fully franked dividend of 72 cents per share, to be paid on 19 December 2023 to shareholders on the register at the record date of 10 November 2023.

Shareholders can choose to receive their dividends as cash or reinvest their dividend in additional shares under the Dividend Reinvestment Plan.

The Board has determined to issue shares to satisfy the Dividend Reinvestment Plan (DRP) for the 2023 final ordinary dividend. The market price used to determine the number of shares issued under the DRP will be set over the 15 trading days commencing 15 November 2023, with no discount applied.

Details of dividends recognised during the year are provided in the statement of changes in equity.

Australian franking credits available to the Parent Entity for subsequent years are $3,520 million (2022: $3,298 million, 2021: $3,857 million). This is calculated as the year end franking credit balance, adjusted for the Australian current tax liability and the proposed 2023 final dividend.

New Zealand imputation credits

New Zealand imputation credits of NZ$0.07 (2022: NZ$0.08, 2021: NZ$0.07) per share will be attached to the proposed 2023 final dividend. New Zealand imputation credits available to the Parent Entity for subsequent years are NZ$557 million (2022: NZ$678 million, 2021: NZ$820 million). This is calculated on the same basis as the Australian franking credits but using the New Zealand current tax liability.